EXHIBIT 10.56

THIS DOCUMENT WAS PREPARED BY,

AND AFTER RECORDING, RETURN TO:

Sara Bucholtz

Dechert LLP

902 Carnegie Center, Suite 500

Princeton, NJ 08540-6531

Assignment of Mortgage

KNOW ALL MEN BY THESE PRESENTS, that in consideration of the sum of One Dollar ($1.00) and other valuable consideration, receipt of which is hereby acknowledged, and in connection with the assignment of that certain promissory note dated September 30, 2008, between UNIGENE LABORATORIES, INC., a Delaware corporation authorized to do business in New Jersey (the “Company”), as Maker and JAY LEVY (“Assignor”), or his registered assigns, as Holder, with an initial principal amount of Eight Million, Three Hundred Eighteen Thousand, Seven Hundred Fourteen and 00/100 Dollars ($8,318,714.00), Assignor hereby absolutely grants, assigns, conveys and transfers to JEAN LEVY, or her successors or registered assigns (“Assignee”), all interest in that certain Mortgage and Security Agreement (“Mortgage”) dated July 13, 1999, recorded on August 27, 1999 in Book 7342 at Page 254 of the Essex County Land Records from the Company to Assignor encumbering certain property located in the Township of Fairfield, County of Essex and State of New Jersey, as more particularly described in Exhibit A to the Mortgage; Modification of Mortgage and Security Agreement dated August 5, 1999 recorded on October 28, 1999 in Book 428 at Page 264 of the Essex County Land Records; Modification of Mortgage and Security Agreement dated May 10, 2007 recorded on August 9, 2007 in Book 12078 at Page 7355 of the Essex County Land Records; and Modification of Mortgage and Security Agreement dated September 30, 2008 recorded on October 27, 2008 in Book 12164 at Page 3367 of the Essex County Land Records.

Together with the note therein described or referred to, the money due or to become due thereon with interest, and all rights accrued or to accrue under said Mortgage and Security Agreement.

Except as otherwise set forth in the certain Assignment and Assumption Agreement between Assignor and Assignee dated as of January 11, 2010, this Assignment is made without representation or warranty by, or recourse to, Assignor.

IN WITNESS WHEREOF, the undersigned has hereunto caused this instrument to be duly executed this 25th day of February, 2010.

/s/ Jay Levy
JAY LEVY

STATE OF NEW JERSEY	)
) ss:
COUNTY OF ESSEX	)

On this the 25th day of February, 2010 before me, Linda L. Rohloff, the undersigned officer, personally appeared JAY LEVY to me personally known and known to me to be the same person whose name is signed to the foregoing instrument, and acknowledged the execution thereof for the uses and purposes set forth.

In WITNESS WHEREOF I have hereunto set my hand and official seal.

Sworn and Subscribed to this

25th day of February, 2010

/s/ Linda L. Rohloff

Notary Information:

LINDA L. ROHLOFF

Notary Public, State of New Jersey

County of Passaic

    Registration No. 2057307

Commission Expires April 11, 2014

Legal Description

110 Little Falls Road, Fairfield, NJ

All the real property located in the Township of Fairfield, County of Essex, State of New Jersey and more particularly described as follows:

BEGINNING at a point on the West side of Little Falls Road distant 805.68 feet northerly from the intersection of the West side of Little Falls Road and North side of Pier Lane; thence

(1)	Running through the lands formerly of Carrie DeVito, South 40 degrees 57 minutes, West 506.81 feet to a point; thence

(2)	Still through the lands of Carrie DeVito, North 89 degrees 09 minutes West, 59.13 feet to the West line of lands formerly of Carrie DeVito; thence

(3)	Running along the West line of lands formerly of Carrie DeVito, North 6 degrees 19 minutes East, 352.04 feet to a pint; thence

(4)	Still along the West line of lands formerly of Carrie, DeVito, North 54 degrees 15 minutes East, 262.37 feet to the West side of Little Falls Road; thence

(5)	Running along the West side of Little Falls Road, South 49 degrees 03 minutes East, 185.00 feet to the point and place of Beginning.

NOTE: Being Lot(s) 22, Block 2801, Tax Map of the Township of Fairfield,

BEING commonly known as 110 Little Falls Road, Fairfield, New Jersey.

BEING the same premises conveyed to the Mortgagor herein by Deed recorded on June 23, 1982 in the Essex County Register’s Office in Book 4754, page 450.